SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 21, 1997


                        ENVIRODYNE INDUSTRIES, INC.
            (Exact Name of Company as Specified in its Charter)


       Delaware                      0-5485              95-2677354
(State or other jurisdiction of    (Commission         (IRS Employer
incorporation or organization)     File Number)        Identification Number)


       701 Harger Road, Suite 190, Oak Brook, Illinois               60521
       -----------------------------------------------               -----
           (Address of principal executive office)                 (Zip Code)


     Registrant's telephone number, including area code: (630) 571-8800



Item 5.  Other Events


On May 21, 1997, Envirodyne Industries, Inc. ("Envirodyne" or the
"Company") announced that the Corporation Trust Company, the inspectors of election for the Company's annual meeting held May 16, 1997, had certified the final results of the annual meeting. A press release issued by the Company relating to this matter is included as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits

(c)     Exhibits

Exhibit 99 Press release dated May 21, 1997 related to the final results of the annual meeting



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENVIRODYNE INDUSTRIES, INC.
                                          Registrant


                                      By: /s/ Gordon S. Donovan
                                              Vice President, Chief Financial
                                                Officer and Treasurer

May 21, 1997



Exhibit No.           Description of Exhibits

Ex. 99 Press release dated May 21, 1997 related to the final results of the annual meeting